Supplement dated November 27, 2019 to the Prospectus

dated May 1, 2019, as supplemented for:

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information included in the above-referenced prospectus, as supplemented (“Prospectus”):

•	Effective June 1, 2019, the name of the MFS® International Value Portfolio changed to MFS® International Intrinsic Value Portfolio.

•	Effective August 27, 2019, BlackRock International Limited and BlackRock (Singapore) Limited were named as sub-advisers for the BlackRock Total Return V.I. Fund.

•	Effective on or about August 29, 2019, Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited were named as sub-advisers for the Delaware VIP® Emerging Markets Series and Delaware VIP® Small Cap Value Series.

If you have questions about this supplement, or other product questions, you may contact your registered representative, call our Customer Service Center at (800) 665-2654 (8 a.m. - 5 p.m. Eastern Time), or visit us online at www.MassMutual.com/contact-us.

For more information about the funds, read the fund prospectuses. Prospectuses are available on our website at www.MassMutual.com.

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